Equity-Based Compensation Plans	12 Months Ended
Dec. 31, 2012
Equity-Based Compensation Plans
Equity-Based Compensation Plans

11.      Equity-Based Compensation Plans

Equity-based compensation expense recorded by the Company was as follows:

	Years Ended December 31,
	2012	2011	2010
	(Thousands)

Performance Awards	$419	$—	$—
Phantom Units	116	—	—
Total equity-based compensation expense	$535	$—	$—

At the closing of the IPO on July 2, 2012, the Company’s general partner granted to its executive officers and certain other EQT employees, including its non-independent director who is not also an executive officer, performance awards representing 146,490 common units.  The performance condition related to the grant of performance awards will be satisfied on December 31, 2015 if the total unitholder return realized on the Company’s common units from the date of grant is at least 10%, including the value of distributions received during this period. If the unitholder return measure is not achieved as of December 31, 2015, the performance condition will nonetheless be satisfied if the 10% unitholder return threshold is satisfied as of the end of any calendar quarter ending after December 31, 2015 and on or before December 31, 2017. If earned, the units are expected to be distributed in Company common units.

The Company accounted for these awards as equity awards using the $20.02 grant date fair value as determined using a fair value model.  The model projected the unit price for Company common units at the ending point of the performance period.  The price was generated using annual historical volatility of peer-group companies for the expected term of the awards, which is based upon the performance period.  The range of expected volatilities calculated by the valuation model was 26.84% - 71.94%, and the weighted-average expected volatility was 38.2%.  Additional assumptions included the risk-free rate for periods within the contractual life of the awards based on the U.S. Treasury yield curve in effect at the time of grant, and an expected dividend growth rate of 10%. Adjusting for forfeitures, as of December 31, 2012 there were 146,490 performance awards outstanding.  As of December 31, 2012, there was $2.5 million of total unrecognized compensation cost related to nonvested performance awards; which is expected to be recognized over a period of 3 years.

Additionally, the Company’s general partner granted 4,780 equity-based phantom units to the independent directors of its general partner, which awards vested upon grant.  The value of the phantom units will be paid in common units on the earlier of the director’s death or retirement from the general partner’s Board of Directors.  The Company accounts for these awards as equity awards and recorded compensation expense for the fair value of the awards at the grant date fair value.

Common units to be delivered pursuant to vesting of the equity based awards may be common units acquired by EQM’s general partner in the open market, from any other person, directly from EQM or any combination of the foregoing.

See also Note 3 for discussion of the EQT long-term incentive plan for periods prior to the IPO.